                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                             CORPUS CHRISTI DIVISION

     CASE NAME:  ERLY Industries, Inc.             Petition Date:  09/28/98

                                                   CASE NUMBER:    98-21515-C-11

       MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING OCTOBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
               MONTH                              OCTOBER, 1998
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                                           $0
INCOME(LOSS) BEFORE INT,DEPR/TAX (MOR-6)             ($24,616)
NET INCOME(LOSS) (MOR-6)                             ($24,616)

PAYMENTS TO INSIDERS (MOR-9)                          $13,000
PAYMENTS TO PROFESSIONALS (MOR-9)                      $6,201
TOTAL DISBURSEMENTS (MOR-8)                            $4,048

-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
AS OF SIGNATURE DATE                                EXPIR
                                                    DATE
-------------------------------------------------------------
CASUALTY                     YES  ( )   NO  (X)      NA
LIABILITY                    YES  (X)   NO  ( )   04/01/99
VEHICLE                      YES  ( )   NO  (X)      NA
WORKERS                      YES  (X)   NO  ( )   02/01/99
OTHER - FOREIGN PACK.        YES  (X)   NO  ( )   04/01/99

-------------------------------------------------------------

-------------------------------------------------------------
ATTORNEY NAME:          Matthew Rosenstein, Esq.
FIRM:
ADDRESS:                711 N Carancahua,  # 420
ADDRESS:
CITY, STATE, ZIP        Corpus Christi,  TX  78475
TELEPHONE:              512-883-5577

-------------------------------------------------------------

Are all accounts receivable being collected within terms?      Unknown       See attachment
                                                               -------       --------------
Are all post-petition liabilities, including taxes, being paid within terms?        Yes
                                                                                    ---
Have any pre-petition liabilities been paid?      No      If so, describe
                                                  --

Are all funds received being deposited into DIP bank account?           Yes
                                                                        ---
Were any assets disposed of outside of the normal course of business?    No
                                                                         --
If so, describe.
Are all U. S. Trustee quarterly fee payments current?       Yes
                                                            ---
What is the status of your Plan of Reorganization?          In Process - Pending
                                                            --------------------

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, are true and correct except that the information on MOR-2 and MOR-3 was obtained from the former company controller acting as a consultant. I make no claim as to accuracy of that information.


SIGNED:                /s/  Nanette N. Kelley
          ----------------------------------------------------------
                            Nanette N. Kelley

TITLE:                          President
          ----------------------------------------------------------


MOR-1

     CASE NAME: ERLY Industries, Inc.                CASE NUMBER:  98-21515-C-11


                          COMPARATIVE BALANCE SHEETS

---------------------------------------------------------------------------------------------------------------------------------
                  ASSETS                       FILING DATE*
                                                09/28/1998       OCTOBER, 1998
---------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    CASH                                         $141,972           $139,572
    ACCOUNTS RECEIVABLE, NET                      241,322            241,322
    INVENTORY: LOWER OF COST OR MARKET                 $0                 $0
    PREPAID EXPENSES                               39,239             39,239
    INVESTMENTS                                         0                  0
    OTHER                                          71,173             71,173
                                           --------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              493,706            491,306           0           0           0           0
                                           --------------------------------------------------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST             11,617,497         11,617,497
    LESS ACCUMULATED DEPRECIATION              (3,129,697)        (3,129,697)
    NET BOOK VALUE OF PP&E                      8,487,800          8,487,800           0           0           0           0
OTHER ASSETS:
    TAX DEPOSITS                                        0                  0
    INVESTMENTS IN SUBS                       (66,884,551)       (66,884,551)
    DEFERRED BOND COSTS, NET                       78,375             78,375



                                           --------------------------------------------------------------------------------------
    TOTAL ASSETS                             ($57,824,670)      ($57,827,070)          $0         $0          $0          $0
                                           ======================================================================================

MOR-2

     CASE NAME: ERLY Industries, Inc.                CASE NUMBER:  98-21515-C-11



                           COMPARATIVE BALANCE SHEETS

---------------------------------------------------------------------------------------------------------------------------
        LIABILITIES & OWNERS EQUITY             FILING DATE*
                                                 09/28/1998         OCTOBER, 1998
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                     $0             $22,216
                                            -------------------------------------------------------------------------------
PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED                       $6,102,725          $6,102,725
    PRIORITY DEBT                                          0                   0
    FEDERAL INCOME TAX                             1,864,285           1,864,285
    FICA/WITHHOLDING                                       0                   0
    UNSECURED DEBT                                 1,167,204           1,167,204
    OTHER - INTERCO PAYABLES                      13,193,230          13,193,230
                                            -------------------------------------------------------------------------------
TOTAL LIABILITIES                                 22,327,444          22,349,660         0         0         0         0
                                            -------------------------------------------------------------------------------
OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                        0                   0
    COMMON STOCK                                      57,621              57,621
    ADDITIONAL PAID-IN CAPITAL                    33,070,204          33,070,204
    RETAINED EARNINGS: FILING DATE              (113,279,939)       (113,279,939)
    RETAINED EARNINGS: POST FILING DATE                    0             (24,616)
TOTAL OWNER'S EQUITY (NET WORTH)                 (80,152,114)        (80,176,730)        0         0         0         0
                                            -------------------------------------------------------------------------------
TOTAL LIABILITIES & OWNER'S EQUITY              ($57,824,670)       ($57,827,070)       $0        $0        $0        $0
                                            ===============================================================================

MOR-3

     CASE NAME:  ERLY INDUSTRIES, INC.               CASE NUMBER:  98-21515-C-11



                      SCHEDULE OF POST-PETITION LIABILITIES

      --------------------------------------------------------------------------------------------------------
                                           OCTOBER, 1998
      --------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                            $3,015
TAX PAYABLE
      FEDERAL PAYROLL TAXES                           $0
      STATE PAYROLL & SALES TAXES                      0
      AD VALOREM TAXES                                 0
      OTHER TAXES                                      0
                                           -------------------------------------------------------------------
TOTAL TAXES PAYABLE                                    0          0         0         0         0         0
                                           -------------------------------------------------------------------
SECURED DEBT POST-PETITION                             0
ACCRUED INTEREST PAYABLE                               0
ACCRUED PROFESSIONAL FEES: (MOR-9)*                6,201
OTHER ACCRUED LIABILITIES:
  1   DIRECTOR'S FEES (MOR-9)                      3,000
  2   ACCRUED PAYROLL FOR OCTOBER (MOR-9)         10,000
  3                                                    0
                                           -------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)          $22,216         $0        $0        $0        $0        $0
                                           ===================================================================

      * Payment Requires Court Approval

MOR-4

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11


                      AGING OF POST-PETITION LIABILITIES
                      ----------------------------------
                                 OCTOBER, 1998

    -------------------------------------------------------------------------------------------------------------------
         DAYS          TOTAL       TRADE ACCTS     FED TAXES    STATE TAXES    AD-VALOREM & OTHER TAXES      OTHER
    -------------------------------------------------------------------------------------------------------------------
         0-30          $22,216        $3,015           $0            $0                   $0                $19,201
         31-60              $0             0            0             0                    0                      0
         61-90              $0             0            0             0                    0                      0
          91+               $0             0            0             0                    0                      0
                    ---------------------------------------------------------------------------------------------------
         TOTAL         $22,216        $3,015           $0            $0                   $0                $19,201
                    ---------------------------------------------------------------------------------------------------

                         AGING OF ACCOUNTS RECEIVABLE
                         ----------------------------

    ----------------------------------------------------------------------------------------------------------------
         MONTH          OCTOBER, 1998
    ----------------------------------------------------------------------------------------------------------------
       0-30 DAYS         $241,322 (1)
      31-60 DAYS               $0
      61-90 DAYS               $0
       91+ DAYS                $0
                     ----------------------------------------------------------------------------------------------
         TOTAL           $241,322             $0              $0              $0               $0               $0
                    ================================================================================================

(1)  See attachment

MOR-5

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11



                          STATEMENT OF INCOME OR (LOSS)

----------------------------------------------------------------------------------------------------------------
         MONTH                          OCTOBER, 1998                                            FILING TO DATE
----------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                   $0                                                     $0
TOTAL COST OF REVENUES                              0                                                     $0
                                         -----------------------------------------------------------------------
GROSS PROFIT                                       $0          $0        $0        $0        $0           $0
                                         -----------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                            $0                                                     $0
    GENERAL & ADMINISTRATIVE                    5,415                                                 $5,415
    INSIDERS COMPENSATION                      13,000                                                $13,000
    PROFESSIONAL FEES                           6,201                                                 $6,201
    OTHER (attach list)                             0                                                     $0
                                                                                                          $0
                                         -----------------------------------------------------------------------
TOTAL OPERATING EXPENSES                       24,616           0         0         0         0       24,616
                                         -----------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)           ($24,616)         $0        $0        $0        $0     ($24,616)
                                         -----------------------------------------------------------------------
    INTEREST EXPENSE                                0                                                     $0
    DEPRECIATION                                    0                                                     $0
    OTHER(INCOME)EXPENSE(MOR-10)                    0                                                     $0
    OTHER ITEMS(MOR-10)                             0                                                     $0
                                         -----------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                         $0          $0        $0        $0        $0           $0
                                         -----------------------------------------------------------------------
NET INCOME BEFORE TAXES                      ($24,616)         $0        $0        $0        $0     ($24,616)
                                         -----------------------------------------------------------------------
FEDERAL INCOME TAXES                               $0          $0        $0        $0        $0           $0
                                         -----------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                    ($24,616)         $0        $0        $0        $0     ($24,616)
                                         =======================================================================

MOR-6

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11


      ---------------------------------------------------------------------------------------------------------------------
            CASH RECEIPTS AND
              DISBURSEMENTS                       OCTOBER, 1998
      ---------------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH                       $141,972
                                                  -------------------------------------------------------------------------
RECEIPTS:
  2   CASH SALES                                            $0
  3   COLLECTION OF ACCOUNTS RECEIVABLE                      0
  4   LOANS & ADVANCES                                       0
  5   SALE OF ASSETS                                         0
  6   OTHER (attach list)                                1,648
                                                  -------------------------------------------------------------------------
TOTAL RECEIPTS                                           1,648
                                                  -------------------------------------------------------------------------
DISBURSEMENTS:
  7   NET PAYROLL                                            0
  8   PAYROLL TAXES PAID                                     0
  9   SALES, USE & OTHER TAXES PAID                          0
 10   SECURED/RENTAL/LEASES                                  0
 11   UTILITIES                                              0
 12   INSURANCE                                          1,996
 13   INVENTORY PURCHASES                                    0
 14   VEHICLE EXPENSE                                        0
 15   TRAVEL & ENTERTAINMENT                                 0
 16   REPAIRS, MAINTENANCE & SUPPLIES                        0
 17   ADMINISTRATIVE & SELLING                           1,222
 18   OTHER(attach list)                                     0
                                                  -------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                      3,218        0            0            0           0            0
                                                  -------------------------------------------------------------------------
 19   PROFESSIONAL FEES                                      0
 20   U.S. TRUSTEE FEES                                    830
 21   OTHER REORGANIZATION EXPENSES (attach list)            0
                                                  -------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                     $4,048       $0           $0           $0          $0           $0
                                                  -------------------------------------------------------------------------
 22   NET CASH FLOW                                     (2,400)       0            0            0           0            0
                                                  -------------------------------------------------------------------------
 23   CASH - END OF MONTH (MOR-2)                     $139,572       $0           $0           $0          $0           $0
                                                  =========================================================================

MOR-7

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11

                          CASH ACCOUNT RECONCILIATION
                            MONTH OF OCTOBER, 1998
                            ----------------------

                                        -------------------------------------------------------------------------------------------
      BANK NAME                        UNION PLANTERS    BANK OF     BANK OF      BANK ONE,
                                            BANK         AMERICA     AMERICA     ARIZONA, NA   WELLS FARGO    PETTY CASH    TOTAL
                                        -------------------------------------------------------------------------------------------
      ACCOUNT NUMBER                      9500013041   00991-06046  03445-09141   2357-0372     4311854350         NA
                                        -------------------------------------------------------------------------------------------
      ACCOUNT TYPE                        OPERATING      PAYROLL    OPERATING     OPERATING      OPERATING         NA
                                        -------------------------------------------------------------------------------------------
      BANK BALANCE                         $136,568         $0           $0           $0                          $5,000   $141,568
      DEPOSIT IN TRANSIT                          0          0            0            0                                          0
      OUTSTANDING CHECKS                      1,996          0            0            0                                      1,996

                                     ----------------------------------------------------------------------------------------------
      ADJUSTED BANK BALANCE                $134,572         $0           $0           $0                $0        $5,000   $139,572
                                     ==============================================================================================

      BEGINNING CASH - PER BOOKS                 $0       ($25)       ($294)      $1,132          $136,159        $5,000   $141,972
      RECEIPTS                                1,329         25          294            0                 0             0      1,648
      TRANSFER BETWEEN ACCOUNTS             137,083          0            0       (1,132)         (135,951)            0          0
      CHECKS/OTHER DISBURSEMENTS              3,840          0            0            0               208             0      4,048

                                     ----------------------------------------------------------------------------------------------
      ENDING CASH - PER BOOKS              $134,572         $0           $0           $0                $0        $5,000   $139,572
                                     ==============================================================================================

MOR-8

     CASE NAME:  ERLY Industries, Inc.               CASE NUMBER:  98-21515-C-11

                    PAYMENTS TO INSIDERS AND PROFESSIONALS

       ----------------------------------------------------------------------------------------------------------------------
        INSIDERS: NAME/POSITION/         OCTOBER, 1998
               COMP TYPE
       ----------------------------------------------------------------------------------------------------------------------
  1    EUGENE CAFIERO/DIRECTOR/FEES            3,000
  2    NANETTE KELLEY/PRES/SALARY             10,000
  3
  4
  5
  6
  7
  8
                                         ====================================================================================
TOTAL INSIDERS  (MOR-1)                       $13,000         $0          $0           $0              $0                  $0
                                         ====================================================================================

       ----------------------------------------------------------------------------------------------------------------------
          PROFESSIONALS NAME/     OCTOBER, 1998
              ORDER DATE
       ----------------------------------------------------------------------------------------------------------------------
  1    THOMAS WHITLOCK/11/2/98                  6,201
  2
  3
  4
  5
  6
  7
  8
                                         ====================================================================================
TOTAL PROFESSIONALS (MOR-1)                    $6,201          $0           $0           $0          $0               $0
                                         ====================================================================================

MOR-9

     CASE ERLY:  Industries, Inc.                    CASE NUMBER:  98-21515-C-11


                          FOOTNOTES TO MOR SCHEDULES

MOR REF:
 MOR-1
 MOR-2
 MOR-3
 MOR-4
 MOR-5
                1 RICHARD McCOMBS - OPTION ON STOCK PURCHASE -STOCK HELD AS SECURITY                     $41,322
                2 THE BEVERAGE SOURCE - EST OF DEPOSIT ON ENVIRONMENT CLEANUP                           $200,000
                                                                                              ------------------
                TOTAL ACCOUNTS RECEIVABLE                                                               $241,322
                                                                                              ==================
 MOR-6
 MOR-7
                1 REIMBURSEMENT OF COBRA PREMIUMS                                                         $1,329
                2 REFUND OF BANK SERVICE CHARGES                                                             319
                                                                                              ------------------
                TOTAL OF LINE 7                                                                           $1,648
                                                                                              ===================
 MOR-8
 MOR-9